Exhibit 21.1

Subsidiary	Principal Activity	Date Acquired/Est.	Principal Place of Business	Registered Address	Alternus Energy Ownership
AEG JD 01 Limited	Holding Company	16 March 2022	Ireland	Suite 9/10, Plaza 212, Blanchardstown Corporate Park 2, Dublin 15, D15 R504, Ireland	AEG MH 03 Limited
AEG JD 03 Limited	Holding Company	21 March 2022	Ireland	Suite 9/10, Plaza 212, Blanchardstown Corporate Park 2, Dublin 15, D15 R504, Ireland	Alternus Lux 01 S.a.r.l.
AEG MH 01 Limited	Holding Company	8 March 2022	Ireland	Suite 9/10, Plaza 212, Blanchardstown Corporate Park 2, Dublin 15, D15 R504, Ireland	Alternus Lux 01 S.a.r.l.
AEG MH 02 Limited	Holding Company	8 March 2022	Ireland	Suite 9/10, Plaza 212, Blanchardstown Corporate Park 2, Dublin 15, D15 R504, Ireland	AEG JD 03 Limited
AEG MH 03 Limited	Holding Company	10 June 2022	Ireland	Suite 9/10, Plaza 212, Blanchardstown Corporate Park 2, Dublin 15, D15 R504, Ireland	AEG MH 01 Limited
AEG MH 04 Limited	Holding Company	16 January 2024	Ireland	Suite 9/10, Plaza 212, Blanchardstown Corporate Park 2, Dublin 15, D15 R504, Ireland	Alternus Lux 01 S.a.r.l.
Solis Bond Company DAC	Holding Company	16 October 2020	Ireland	Suite 9/10, Plaza 212, Blanchardstown Corporate Park 2, Dublin 15, D15 R504, Ireland	AEG JD 03 Limited
AED Italia-01 S.r.l.	SPV	8 November 2021	Italy	Via Battistessa, 10, Caserta, Campania, Italy, 81100	AEG MH 02 Limited

Subsidiary	Principal Activity	Date Acquired/Est.	Principal Place of Business	Registered Address	Alternus Energy Ownership
AED Italia-02 S.r.l.	SPV	29 November 2021	Italy	Via Battistessa, 10, Caserta, Campania, Italy, 81100	AEG MH 02 Limited
AED Italia-03 S.r.l.	SPV	29 November 2021	Italy	Via Battistessa, 10, Caserta, Campania, Italy, 81100	AEG MH 02 Limited
AED Italia-04 S.r.l.	SPV	29 November 2021	Italy	Via Battistessa, 10, Caserta, Campania, Italy, 81100	AEG MH 02 Limited
AED Italia-05 S.r.l.	SPV	12 November 2021	Italy	Via Battistessa, 10, Caserta, Campania, Italy, 81100	AEG MH 02 Limited
AED Italia-06 S.r.l.	SPV	2 August 2022	Italy	Via Battistessa, 10, Caserta, Campania, Italy, 81100	AEG MH 02 Limited
AED Italia-07 S.r.l.	SPV	2 August 2022	Italy	Via Battistessa, 10, Caserta, Campania, Italy, 81100	AEG MH 02 Limited
AED Italia-08 S.r.l.	SPV	5 August 2022	Italy	Via Battistessa, 10, Caserta, Campania, Italy, 81100	AEG MH 02 Limited
PC-Italia-01 S.r.l.	Sub-Holding SPV	9 September 2016	Italy	Via Battistessa, 10, Caserta, Campania, Italy, 81100	AEG MH 02 Limited
PC-Italia-03 S.r.l.	SPV	10 July 2020	Italy	Via Battistessa, 10, Caserta, Campania, Italy, 81100	AEG MH 02 Limited

Subsidiary	Principal Activity	Date Acquired/Est.	Principal Place of Business	Registered Address	Alternus Energy Ownership
PC-Italia-04 S.r.l.	SPV	3 August 2020	Italy	Via Battistessa, 10, Caserta, Campania, Italy, 81100	AEG MH 02 Limited
Risorse Solari III S.r.l.	SPV	3 August 2021	Italy	Via Battistessa, 10, Caserta, Campania, Italy, 81100	AEG MH 02 Limited
Risorse Solari I S.r.l.	SPV	27 July 2021	Italy	Via Battistessa, 10, Caserta, Campania, Italy, 81100	AEG MH 02 Limited
Alternus LUX 01 S.a.r.l.	Holding Company	5 October 2022	Luxembourg	69, Boulevard de la Petrusse, L-2320 Luxembourg, Grand Duchy of Luxembourg	Alternus Clean Energy, Inc.
Zonnepark Rilland B.V.	SPV	20 December 2019	Netherlands	Evert Van de Beekstraat 1, 104 The Base B, Schipohl, Netherlands, 1118CL	Solis Bond Company DAC
Elektrownia PV Komorowo Sp. z o.o.	SPV	22 December 2021	Poland	Garazowa 5a. 02-651, Warsaw, Poland	Solis Bond Company DAC
Gardno Sp. z o.o.	SPV	24 March 2022	Poland	Garazowa 5a. 02-651, Warsaw, Poland	Solis Bond Company DAC
Gardno2 Sp. z o.o.	SPV	24 March 2022	Poland	Garazowa 5a. 02-651, Warsaw, Poland	Solis Bond Company DAC
PV Zachod Sp. z o.o.	SPV	22 December 2021	Poland	Garazowa 5a. 02-651, Warsaw, Poland	Solis Bond Company DAC
RA01 Sp. z o.o.	SPV	24 March 2022	Poland	Garazowa 5a. 02-651, Warsaw, Poland	Solis Bond Company DAC
Solarpark Samas Sp. z o.o.	SPV	31 August 2021	Poland	Garazowa 5a. 02-651, Warsaw, Poland	Solis Bond Company DAC
F.R.A.N. Energy Investment S.r.l.	SPV	12 July 2019	Romania	1st District, 3D Apicultorilor Boulevard, 1th Floor, Bucharest, Romania, 013852	Solis Bond Company DAC

Subsidiary	Principal Activity	Date Acquired/Est.	Principal Place of Business	Registered Address	Alternus Energy Ownership
Power Clouds S.r.l.	SPV	18 July 2019	Romania	1st District, 3D Apicultorilor Boulevard, 1th Floor, Bucharest, Romania, 013852	Solis Bond Company DAC
LJG Green Source Energy Beta S.r.l	SPV	29 July 2021	Romania	1st District, 3D Apicultorilor Boulevard, 1th Floor, Bucharest, Romania, 013852	Solis Bond Company DAC
Ecosfer Energy S.r.l.	SPV	30 July 2021	Romania	1st District, 3D Apicultorilor Boulevard, 1th Floor, Bucharest, Romania, 013852	Solis Bond Company DAC
Lucas EST S.r.l.	SPV	30 July 2021	Romania	1st District, 3D Apicultorilor Boulevard, 1th Floor, Bucharest, Romania, 013852	Solis Bond Company DAC
Alternus Iberia S.L.	SPV	4 August 2021	Spain	Calle Monte Esquinza 30, Bajo Izquierda, 28010, Madrid, Spain	AEG MH 02 Limited
Alt Spain 03, S.L.U.	SPV	31 May 2022	Spain	Avenida del Doctor Arce 14, 28002, Madrid, Spain	Alt Spain Holdco S.L.U.
Alt Spain 04, S.L.U.	SPV	31 May 2022	Spain	Avenida del Doctor Arce 14, 28002, Madrid, Spain	Alt Spain Holdco, S.L.U.
Alt Spain Holdco, S.L.U.	Holding Company	14 July 2022	Spain	Calle Monte Esquinza 30, Bajo Izquierda, 28010, Madrid, Spain	AEG MH 02 Limited
New Frog Projects S.L.	SPV	31 July 2023	Spain	Calle Monte Esquinza 30, bajo izquierda, 28010, Madrid, Spain	Alt Spain HoldCo, S.L.U.
ALT Alliance LLC	Holding Company	15 September 2023	USA	360 Kingsley Park Drive, Suite 250, Fort Mill, South Carolina, 29715, USA	Alternus Energy Americas Inc
Alternus Energy Americas Inc.	Holding Company	10 May 2021	USA	360 Kingsley Park Drive, Suite 250, Fort Mill, South Carolina, 29715	Alternus Clean Energy, Inc.
ALT US 01 LLC	SPV	6 December 2021	USA	360 Kingsley Park Drive, Suite 250, Fort Mill, South Carolina, 29715	Alternus Energy Americas Inc.
ALT US 02 LLC	Holding Company	8 March 2022	USA	360 Kingsley Park Drive, Suite 250, Fort Mill, South Carolina, 29715	Alternus Energy Americas Inc.
ALT US 03 LLC	SPV	4 May 2022	USA	360 Kingsley Park Drive, Suite 250, Fort Mill, South Carolina, 29715	Alternus Energy Americas Inc.

Subsidiary	Principal Activity	Date Acquired/Est.	Principal Place of Business	Registered Address	Alternus Energy Ownership
ALT US 04 LLC	Holding Company	14 September 2022	USA	360 Kingsley Park Drive, Suite 250, Fort Mill, South Carolina, 29715	Alternus Energy Americas Inc.
ALT US 05 LLC	Holding Company	21 September 2023	USA	360 Kingsley Park Drive, Suite 250, Fort Mill, South Carolina, 29715	Alternus Energy Americas Inc
ALT US 06 LLC	Holding Company	30 October 2023	USA	360 Kingsley Park Drive, Suite 250, Fort Mill, South Carolina, 29715	Alternus Energy Americas Inc
ALT US 07 LLC	Holding Company	14 November 2023	USA	360 Kingsley Park Drive, Suite 250, Fort Mill, South Carolina, 29715	Alternus Energy Americas Inc
ALTUS 08 LLC	Holding Company	3 January 2024	USA	360 Kingsley Park Drive, Suite 250, Fort Mill, South Carolina, 29715	Alternus Energy Americas Inc
Dancing Horse, LLC	SPV	Filed: 12 May 2021 Acquired: 31 July 2023	USA	360 Kingsley Park Drive, Suite 250, Fort Mill, South Carolina, 29715, USA	ALT US 04 LLC
Lightwave Renewables, LLC	SPV	Filed 17 Dec 2020 Acquired. 29 June 2022	USA	5810 Shelby Oaks Drive, Suite B, Memphis, TN, 38134, USA	ALT US 02 LLC
Walking Horse Solar, LLC	SPV	Filed: 15 Dec. 2020 Acquired: 28 Feb. 2023	USA	5810 Shelby Oaks Drive, Suite B, Memphis, TN, 38134, USA	ALT US 03 LLC
River Song Solar, LLC	SPV	Filed: 28 Dec. 2022 Acquired 12 Dec. 2023	USA	360 Kingsley Park Drive, Suite 250, Fort Mill, South Carolina, 29715, USA	ALT US 07 LLC

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